Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (98.0%)
Communication Services (4.2%)
Alphabet Inc. Class A	92,912	31,404
Meta Platforms Inc. Class A	16,873	12,090
		43,494
Consumer Discretionary (13.2%)
Home Depot Inc.	96,026	35,970
McDonald's Corp.	106,549	33,563
TJX Cos. Inc.	211,758	31,724
NIKE Inc. Class B	334,381	20,668
Marriott International Inc. Class A	47,054	14,836
		136,761
Consumer Staples (6.1%)
Procter & Gamble Co.	226,126	34,319
Coca-Cola Co.	391,509	29,289
		63,608
Financials (22.2%)
Mastercard Inc. Class A	83,978	45,247
S&P Global Inc.	80,152	42,303
Chubb Ltd.	118,808	36,778
Marsh & McLennan Cos. Inc.	188,948	35,558
Visa Inc. Class A	103,231	33,223
American Express Co.	75,957	26,750
Wells Fargo & Co.	107,667	9,743
		229,602
Health Care (13.1%)
Eli Lilly & Co.	49,730	51,577
Danaher Corp.	160,947	35,230
Stryker Corp.	91,220	33,711
Elevance Health Inc.	44,311	15,320
		135,838
Industrials (9.1%)
Northrop Grumman Corp.	56,060	38,808
Honeywell International Inc.	170,194	38,722
AMETEK Inc.	75,965	17,015
		94,545
Information Technology (25.9%)
Broadcom Inc.	171,836	56,929
Microsoft Corp.	122,297	52,623
Texas Instruments Inc.	196,099	42,269
Apple Inc.	113,300	29,399
Intuit Inc.	47,757	23,827
Amphenol Corp. Class A	153,960	22,183
QUALCOMM Inc.	133,959	20,307
Accenture plc Class A	76,374	20,135
		267,672
Materials (4.2%)
Linde plc	94,457	43,164
Total Common Stocks (Cost $825,633)		1,014,684

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[1]	Vanguard Market Liquidity Fund (Cost $17,720)	3.704%	177,226	17,723
Total Investments (99.7%) (Cost $843,353)				1,032,407
Other Assets and Liabilities—Net (0.3%)				3,110
Net Assets (100%)				1,035,517
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2026, 100% of the market value of the fund's investments was determined based on Level 1 inputs.